Management Presentation

May 2012

allegiant
Travel is our deal.

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Unique business model and results

- Highly resilient and profitable
  - Profitable last 37 quarters (1)
  - $138mm EBITDA (2) LTM 1Q12
  - LTM Return on Capital 12.1% (2)
- Strong balance sheet
  - Rated BB- and Ba3 (3)
  - $369mm unrestricted cash (4)
  - $144mm debt
  - Owned fleet
  - Debt/EBITDA 1.0x(2)
- Management owns >20%

Built to be different
Leisure customer
Small cities
Little competition
Low cost aircraft
Low frequency/variable capacity
Bundled products
Closed distribution
Low costs
Highly profitable

(1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment
(2) See GAAP reconciliation and other calculations in Appendix
(3) Rated BB- by Standard & Poor's, rated Ba3 by Moody's
(4) Unrestricted cash includes investments in marketable securities

allegiant™ Travel is our deal.

Leisure customer in small cities

- Taking people where they want to vacation
- Stimulation of demand - non-stop flights, low prices
- Prior to ALGT, small cities had few good options
- Leisure - more resilient than business, proven repeatedly
- Packages – air + hotels, cars, etc.
- Variable capacity to match seasonal demand patterns
- Small cities require less frequency due to size of market

allegiant™ Travel is our deal.

Nationwide footprint


Bellingham
Pasco
Kalispell
Great Falls
Grand Forks
Bangor
Eugene
Redmond
Missoula
Billings
Minot
Duluth
Plattsburgh
Medford
Bozeman
Bismarck
Fargo
Idaho Falls
Rapid City
Appleton
Casper
Grand Rapids
Niagara Falls
Elmira
Saginaw
Sioux Falls
Cedar Rapids
Rockford
Scranton
South Bend
Allentown
Stockton
Grand Island
Des Moines
Youngstown
Moline
Gary
Toledo
Fort Collins/Loveland
Hagerstown
Oakland
Peoria
Fort Wayne
Huntington
Salisbury
Bloomington
Colorado Springs
Monterey
Fresno
Grand Junction
Wichita
Owensboro
Roanoke
Newport News
Lexington
Tri-Cities
Greensboro
Santa Maria
Las Vegas
Springfield
Knoxville
Asheville
Los Angeles
Bentonville
Chattanooga
Wilmington
Palm Springs
Greenville/Spartanburg
Myrtle Beach
San Diego
Phoenix-Mesa
Shreveport
Honolulu
Laredo
Orlando-Sanford
Tampa /St. Pete
Fort Lauderdale
Punta Gorda
McAllen

Yellow dots – leisure destinations
Blue dots – small cities
Large dots - bases

Based on current published schedule through November 30, 2012
181 routes, 62 operating aircraft
68 small cities, 12 leisure destinations

allegiant™ Travel is our deal.

Little competition

Uniquely built to profitably serve small city markets



Bellingham
Oakland
Las Vegas
Phoenix-Mesa
Honolulu
Des Moines
Bloomington
Grand Rapids
Niagara Falls
Plattsburgh
Allentown
Lexington
Knoxville
Greenville/Spartanburg
Orlando
Tampa /St. Pete
Fort Lauderdale



165
125
85
45
5
166
15
Routes w competition
Routes wo competition

Competitors – overlapping routes

Frontier – 5	Spirit – 3
Southwest – 3	AirTran / Southwest – 3
Hawaiian – 1	Alaska - 1

allegiant Travel is our deal.

Low cost aircraft

- Owned fleet – 65 owned aircraft
- MD-80
  - 59 owned, 54 operating, 58 operating EOY 2012
  - $3mm total for purchase + induction
  - $2.6mm EBITDA/ aircraft LTM 1Q12(1)
  - Increasing capacity to 166 seats, 11% increase in seats
    - 19 166 seat AC Apr 25, still on track for completion EOY 2012
- 757
  - 6 owned, 1 operating, 2 leased out, 4 operating EOY 2012
  - $15mm total for purchase + induction
  - 223 seats, 8 hour range, up to 4,000 nautical miles

1 – see GAAP reconciliation in appendix

allegiant Travel is our deal.

Capacity management

Leisure = seasonality



Avg. block hours/AC/day
System block hours/AC/day
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2010 2011 2012E

	2010	2011	1H 2012E
Avg Sched AC [2]	46	50	56

Small cities = low frequency[1]



Weekly market frequency
% of total departures
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Peak
Off peak
2x
3x
4x
5x or greater
Weekly frequency of departures

1 - Peak = sample peak travel time from week of June 13 – Aug 8 2011, sample off peak = Aug 15 – Sept 19 2011
2 – Scheduled aircraft does not include the 2 MD-87s dedicated to charter service

Ancillary revenue – third party products

- Bundled vacation packages
- Very high margins
  - 37% of LTM pre-tax income
- Wholesale price for hotel & car, we manage margin, no inventory risk



Ancillary revenue - third party products
USD mm
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$89.3
$24.4
$106.4
$29.9
$112.7
$32.1
2010
2011
LTM 1Q12
Gross revenue
Net revenue

Growth	YoY LTM 1Q12	YoY 1Q12
Gross revenue	+21%	+24%
Net revenue	+21%	+30%
Room nights	+17%	+20%
Rental car days	+14%	+33%



thousands
700
600
500
400
300
2010
2011
LTM 1Q12
Rental car days
Room nights

Gross revenue is Non GAAP

allegiant Travel is our deal.

Our website is our only store



allegiant Travel is our deal.
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- 24m unique visitors LTM 1Q12
  - ~140k visitors per day
- High conversion
  - > 4% in 1Q12
- Low distribution costs
  - $0.86 advertising/pax
- Low transaction costs
  - High debit card usage
- 89% of 2011 sales were through the site

allegiant Travel is our deal.

Excellent cost structure

Operating cost ex fuel/ASM (CASM ex) vs stage length



8
7.5
7
6.5
6
5.5
Total cost ex fuel per ASM (cents)
7.7
LUV
7.6
ALK(1)
6.8
JBLU
5.6
ALGT
5.7
SAVE
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)

Operating cost/ASM (CASM) vs stage length



13
12.5
12
11.5
11
10.5
10
9.5
9
Total cost per ASM (cents)
12.5
LUV
11.9
ALK(1)
11.3
JBLU
11.0
ALGT
9.8
SAVE
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)

(1) ALK is mainline statistics
LUV = Southwest Airlines, ALK = Alaska Airlines, JBLU = JetBlue Airways, SAVE = Spirit
Time period – LTM 1Q12, SAVE LTM 4Q12, ASM – available seat miles,

allegiant Travel is our deal.

Best pre-tax margins



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
ALGT
SAVE(1)
ALK(1)
LUV(1)
JBLU(1)
ALGT
SAVE
ALK
LUV
JBLU
ALGT
SAVE
ALK
LUV
JBLU
ALGT
ALK
LUV
JBLU
2009
Recession
2010
Recovery
2011
Runaway Oil
1Q12
High Oil

Avg AC in period	43	49	52	57
Avg scheduled service fuel price	$1.90	$2.43	$3.30	$3.46

(1) LUV = Southwest Airlines; JBLU = JetBlue Airways; SAVE = Spirit Airlines (has not yet reported 1Q12), ALK = Consolidated Alaska Air Group adjusted pre-tax margin

allegiant™ Travel is our deal.

Successfully offsetting high fuel prices

	1Q11	1Q12	YoY	$ change
Scheduled passengers (mm)	1.44	1.70	17.9%	
PRASM (cents)	8.77	9.04	3.1%	
TRASM (cents)	12.34	12.64	2.4%	
Avg fare – scheduled service	$89.00	$94.95	6.7%	$5.95
Avg ancillary - total	$36.22	$37.75	4.2%	$1.53
Avg total fare	$125.22	$132.70	6.0%	$7.48
Fuel expense per passenger	$51.40	$56.93	10.8%	$5.53

YoY PRASM changes in different market types[1]	YoY change in PRASM	% of markets
Markets with no change in capacity	9.3%	49%
Markets with increase in capacity	(2.0)%	41%
Markets with decrease in capacity	25.7%	10%

1 – Period covered 1Q11 vs 1Q12
PRASM = scheduled service passenger revenue per scheduled ASM
TRASM = total scheduled service revenue per scheduled ASM

allegiant™ Travel is our deal.

Revenue momentum



Average fare - total
$135
$130
$125
$120
$115
$110
$105
$111
$126
$125
$133
2010
2011
1Q11
1Q12



Average fare - ancillary third party products
$5.50
$5.00
$4.50
$4.00
$4.34
$5.18
$4.84
$5.36
2010
2011
1Q11
1Q12



Average fare - scheduled service
$95
$90
$85
$80
$75
$70
$76
$89
$89
$95
2010
2011
1Q11
1Q12



Average fare - ancillary air-related charges
$33.00
$31.00
$29.00
$30.24
$31.17
$31.38
$32.39
2010
2011
1Q11
1Q12

All revenue is revenue per scheduled passenger

allegiant Travel is our deal.

757 update

- Domestic US flying
  - Bellingham, WA to Las Vegas
  - McAllen, TX to Las Vegas
- Hawaii
  - Fresno, CA to Honolulu begins 6/30/12
  - Las Vegas to Honolulu begins 6/29/12
- Own 6 aircraft
  - 4 in operation 3Q12
  - 6 in operation 1Q 2013
- ETOPS update
  - Completed all flying requirements

allegiant Travel is our deal.

DOT compliance

- Web site was modified Jan 25 to meet consumer rule #2
  - All fare displays include all taxes and fees
  - All optional fees are “Opt-in”, requiring customer selection
  - 24 hour hold on reservation at no cost to customer

Avg fare – scheduled service


$100
$90
$80
$70
$81.40
$89.00
$94.95
1Q10
1Q11
1Q12

Avg fare – ancillary air-related charges


$33
$32
$31
$30
$31.44
$31.38
$32.39
1Q10
1Q11
1Q12

allegiant
Travel is our deal.

Carry on bag fee

- Began charging for bags to be placed in overhead
  - Bags that fit under the seat are free
- Charge went into effect 4/4/12
  - Customers who bought tickets prior to this date not affected
- Fee is less than checking a bag
  - $35 to purchase at airport
  - $10 - $30 if purchased in advance
    - Determined by stage length

allegiant™ Travel is our deal.

Guidance

- 2Q 12 PRASM (7) to (5)%
- Schedule currently selling through mid November 2012
- 2Q 12 CASM ex fuel (10)% to (8)%
- 2Q 12 Fixed fee + other revenue $9m to $11m
- 2012 CAPEX $105m to $115m

	2nd Quarter 2012	3rd Quarter 2012
System departures	8 to 12%	2 to 6%
System ASMs	16 to 20%	14 to 18%
Scheduled departures	9 to 13%	3 to 7%
Scheduled ASMs	18 to 22%	15 to 19%

Guidance subject to change

allegiant Travel is our deal.

Appendix

GAAP reconciliation

EBITDA calculations

$mm	LTM 1Q12	2011	2010	2009	2008	2007
Net Income	53.9	49.4	65.7	76.3	35.4	31.5
+Provision for Income Taxes	32.8	30.1	37.6	44.2	19.8	19.2
+Other Expenses	7.2	5.9	1.3	1.6	.7	-3.6
+Depreciation and Amortization	44.1	42.0	35.0	29.6	23.5	16.0
=EBITDA	**138.0**	**127.4**	**139.6**	**151.8**	**79.4**	**63.1**
Total debt	144.1	146.0	28.1	45.8	64.7	72.1
+7 x annual rent	0	7.7	12.0	13.5	19.7	21.0
Adjusted total debt	144.1	153.7	40.1	59.3	84.4	93.1
=Adjusted Debt to EBITDA	**1.0x**	**1.2x**	**0.3x**	**0.4x**	**1.1x**	**1.5x**
Average aircraft in period	54	52.3	47	43	36	28
=EBITDA per aircraft	**2.6**	**2.4**	**2.9**	**3.6**	**2.2**	**2.3**
Interest expense	8.5	7.2	2.5	4.1	5.4	5.5
= Interest coverage	**16.3x**	**17.7x**	**55.4x**	**37.2x**	**14.7x**	**11.4x**

allegiant™ Travel is our deal.

GAAP reconciliation

Return on equity

$mm	LTM 1Q12	2011	2010	2009
Net Income ($mm)	53.9	49.4	65.7	76.3

	Mar 2012	Mar 2011	Dec 2011	Dec 2010	Dec 2009
Total shareholders equity ($mm)	374.7	315.6	351.5	297.7	292.0
Return on equity	**16%**		**15%**	**22%**	

ROE = Net income / Avg shareholders equity

allegiant Travel is our deal.

GAAP reconciliation

Return on capital employed calculation

$mm	LTM 1Q12	2011	2010	2009
+ Net income	53.9	49.4	65.7	76.3
+ Income tax	32.8	30.1	37.6	44.2
+ Interest expense	8.5	7.2	2.5	4.7
- Interest income	1.2	1.2	1.2	2.5
EBIT	94.0	85.5	104.6	122.7
+ Interest income	1.2	1.2	1.2	2.5
Tax rate	37.8%	37.9%	36.4%	36.2%
Numerator	**59.2**	**53.9**	**67.3**	**79.6**
Total assets prior year	697.2	501.3	499.6	424.0
- Current liabilities prior year	212.2	166.6	158.6	131.0
+ ST debt of prior year	6.1	16.5	23.3	25.3
Denominator	**491.1**	**351.2**	**364.3**	**318.3**
= Return on capital employed	**12.1%**	**15.3%**	**18.5%**	**25.0%**

Growth and pre-tax margin vs fuel

	1Q08	2Q08	3Q08	4Q08	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11	1Q12
Qtr pre-tax margin	11%	3%	7%	23%	31%	25%	16%	13%	21%	17%	12%	13%	14%	9%	8%	10%	15%



60%
40%
20%
0%
-20%
-40%
-60%
1Q-2008
2Q-2008
3Q-2008
4Q-2008
1Q-2009
2Q-2009
3Q-2009
4Q-2009
1Q-2010
2Q-2010
3Q-2010
4Q-2010
1Q-2011
2Q-2011
3Q-2011
4Q-2011
1Q-2012
Scheduled ASMs growth
PRASM growth
System fuel price growth

allegiant
Travel is our deal.

Better equipped to handle higher fuel

	2008	2011	% change
System ASMs (billions)	4.4	6.4	46%
Average aircraft	36	52	43%
Avg fare – scheduled service	$84.97	$89.15	5%
Avg ancillary - total	$29.42	$36.35	24%
Avg fare - total	$114.40	$125.51	10%
Pre-tax margin	11.0%	10.2%	



$mm
140
130
120
110
100
90
80
70
60
50
40
$79
$127
$55
$80
EBITDA
Pre-tax income



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.73
$2.57
$3.22
$3.30
EPS
Avg scheduled service fuel price
2008
2011

EBITDA – see GAAP reconciliation in appendix

allegiant Travel is our deal.

Fuel efficiency improvements

System ASMs per gallon


63.0
61.0
59.0
57.0
59.0
58.6
59.2
58.7
58.7
58.7
59.1
60.1
61.4
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

	1Q11	2Q11	3Q11	4Q11	1Q12
YoY chg – Sys ASMs/gal	(0.5)%	0.2%	(0.2)%	2.4%	4.6%
# of 757 ac in svc (end of qtr)			1	1	1
# of 166 seat ac in svc (end of qtr)			1	7	17

allegiant Travel is our deal.

Capacity changes



Year over year change in scheduled ASMs
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
17%
6%
9%
4%
24%
14%
14%
3%
3%
-8%
-3%
-13%
-3%
-9%
8%
3%
22%
14%
20%
11%
17%
-3%
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012e
3Q 2012e
Total scheduled ASM growth
Same store ASM growth

ASMs – available seat miles
Scheduled ASM growth in 2nd quarter 2012 and 3rd quarter 2012 is the midpoint of guided range

allegiant™ Travel is our deal.

Market management over time



25
20
15
10
5
0
# of markets
1Q-2009
2Q-2009
3Q-2009
4Q-2009
1Q-2010
2Q-2010
3Q-2010
4Q-2010
1Q-2011
2Q-2011
3Q-2011
4Q-2011
1Q-2012
2Q-2012e
Markets added
Markets deleted

Does not include shifting of 10 markets from Sanford to Orlando International in 1Q 10 and shifted back to Sanford in 1Q 11

allegiant
Travel is our deal.

Reacting to a changing landscape

- Southwest/AirTran exiting markets
  - Jan 2012 – Asheville, Atlantic City, Moline
  - Mar 2012 – Newport News
  - Jun 2012 – Knoxville, Bloomington IL, Charleston WV
  - Aug 2012 – Allentown, Lexington, Harrisburg, White Plains NY
- Allegiant entering markets
  - Q4 11 – Newport News, Asheville
  - Q1 12 – Moline
  - Q2 12 – Bloomington

allegiant™ Travel is our deal.

Revenue model

- Scheduled service
  - Air fare from small cities to leisure destinations
- Ancillary – Air related charges
  - Unbundled air product
- Ancillary 3rd party products
  - Hotels, rental cars
- Fixed fee & Other
  - Charter flying
  - Lease revenue

Revenue growth ($mm)



$900
$800
$700
$600
$500
$400
$300
Total revenue
$504
$58
$19
$95
$331
$558
$49
$20
$143
$346
$664
$42
$24
$170
$428
$779
$54
$30
$180
$515
$824
$54
$32
$190
$548
2008
2009
2010
2011
LTM 1Q12
Scheduled
Ancillary air
Ancillary 3rd party
Fixed fee & Other

Unit revenue gains with growth


40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
12% 6%
-3% 14%
1% 19%
-2% 24%
-8% 35%
1% 25%
1% 24%
-9% 20%
1% 33%
6% 17%
7% 11%
11% 8%
10% 10%
26% 2%
22% -2%
26% -5%
20% -6%
17%
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
2Q-12E
3Q-12E
Scheduled ASM growth
PRASM growth

3Q-12E scheduled service ASM growth is midpoint of guided range
April 2012 and 2Q-12E is midpoint of guided range for both PRASM and scheduled ASMs

allegiant Travel is our deal.

166 seat project economics

Revenue (actual LTM 1Q12)	
Average scheduled fare	$90.82
Average ancillary fare	$36.78
Total scheduled fare	$127.60
Assumptions	
75% load factor (16 x .75)	12 pax
$ per pax fuel ($3.46 gal x 40 gal/dept)	$11.53
$ per pax non fuel (inflight, D&A, marketing, etc.)	$30.00
Total marginal cost per pax	$41.53
Departures/AC/year (2011 = 2.6 dept/AC/day)	945
# additional sched pax/AC/year	11,340

allegiant™ Travel is our deal.

Low cost drivers

LTM 1Q12 cost per passenger



Ex fuel cost = $58
Fuel cost = $55
Total Allegiant = $113
Ex fuel cost = $63
Fuel cost = $45
Total Spirit = $108
Ex fuel cost = $89
Fuel cost = $56
Total Southwest = $145
Ex fuel cost = $96
Fuel cost = $64
Total JetBlue = $160
Other
Aircraft
$19
$19
$38
$23
$21
$44
$28
$42
$70
$36
$36
$72
$13
$7
$55
$75
$4
$15
$45
$64
$9
$10
$56
$75
$10
$14
$64
$88
ALGT
SAVE
LUV
JBLU
Fuel
Ownership
Maintenance
Labor
Other

Source: Company filings
Ownership includes depreciation & amortization + aircraft rent
Other excludes special items and one-time charges for other carriers
SAVE – LTM 4Q11 (reports in May)

allegiant Travel is our deal.

Credit metrics



Return on capital employed
20%
10%
0%
18.5%
15.3%
12.1%
3.0%
2010
2011
LTM 1Q12
LUV LTM 1Q12



Return on equity
30%
20%
10%
0%
22.3%
15.0%
15.6%
4.0%
2010
2011
LTM 1Q12
LUV LTM 1Q12



Interest coverage
60
50
40
30
20
10
0
55.4 x
17.7 x
16.3 x
7.3 x
2010
2011
LTM 1Q12
LUV LTM 1Q12



Debt / EBITDA
5
4
3
2
1
0
0.3 x
1.2 x
1.0 x
4.1 x
2010
2011
LTM 1Q12
LUV LTM 1Q12

LUV = Southwest Airlines, based on published information

allegiant™ Travel is our deal.